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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                         April 26, 2000 (April 25, 2000)


                                 AFFYMETRIX, INC
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                    0-28218                         77-0319159
------------------     ------------------------            --------------------
(State of              (Commission File Number)              (IRS Employer
incorporation)                                             Identification No.)



             3380 Central Expressway, Santa Clara, California     95051
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(Address of principal executive offices)                         (Zip Code)


                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Items 1-4.

          Not Applicable.


Item 5.   OTHER EVENTS.

          In connection with the patent litigation with Oxford Gene Technology Limited ("OGT") in the United Kingdom, on April 19, 2000 the High Court of Justice, Chancery Division, Patent Court denied OGT's request for a stay of the patent infringement, validity and amendment issues in the United Kingdom.

     On April 25, 2000, the United States Patent and Trademark Office issued United States Patent No. 6,054,270 to OGT. This patent pertains to an apparatus and method for analyzing polynucleotide sequences. The Registrant has been aware that OGT had patent applications pending in this area.


Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not  Applicable.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c)  Not Applicable.


Item 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.


Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable.




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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.



                                    By: /s/ VERN NORVIEL
                                       -------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President
                                              and General Counsel




Date: April 26, 2000





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